Document5
                        EXHIBITS TO BE FILED BY EDGAR



  (c) 1 Motion adopted by the PaPUC of Commissioner Terrance J. Fitzpatrick, dated May 24, 2001.

  (c) 2     Statement of Commissioner Nora Mead Brownell, dated May 24, 2001.

  (c) 3     GPU News Release, dated May 24, 2001.